Agassi Sports Entertainment Acquires Trademark and All Rights Associated with the Name “World Series of Pickleball”

LAS VEGAS, NV / ACCESSWIRE / June 4, 2025 / Agassi Sports Entertainment Corp. (“AASP” or the “company”) (OTC Pink:AASP) is pleased to announce that it has acquired the trademark and all rights associated with the name “World Series of Pickleball”, as registered with the US trademark office.

AASP has been, and continues to be, in discussions with potential partners, sponsors and other stakeholders to develop a significant global event around the sport of Pickleball, to be held in Las Vegas, the entertainment capital of the world and home of Agassi Sports Entertainment.

We expect the World Series of Pickleball to be open to, and showcase, the best and most passionate pickleball players from around the globe in a multi-day event with the prize money, entertainment and grandeur in the tradition of Las Vegas.

Commenting for AASP, CEO Ronald S. Boreta said, “This is an exciting step in our goal of AASP’s becoming a significant leader in growing the sport of Pickleball worldwide, through events, competition, media content, technology, wellness and facilities. We believe that by acquiring the name and trademark for The World Series of Pickleball, pickleball players from around the globe will recognize the fun, scale and tradition of what we expect to create in our home of Las Vegas. We continue to accelerate our discussions with potential partners and sponsors and look forward to sharing more details as this planned exciting global event continues to take shape.”

About Agassi Sports Entertainment Corp.

The Company’s efforts are initially focused on court sports, beginning with planned growth opportunities associated with branding and growing the pickleball and padel industries, both of which are currently experiencing significant growth.

Forward-Looking Statements

This press release includes “forward-looking statements”, including information about management’s view of the Company’s future expectations, plans and prospects. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements and factors that may cause such differences include, without limitation, the ability of the Company to raise funding to support its operational plans, the terms of such financing and potential dilution caused thereby; the ability of the Company to complete the steps necessary to undertake its current operational plan, the costs associated therewith, timing relating thereto, and the ability of the Company to generate revenues associated therewith; the concentration of ownership of the Company’s securities; the market for the Company’s planned services, including the market for pickleball and padel; competition in the Company’s industry; the Company’s ability to fully comply with numerous federal, state and local laws and regulatory requirements; current negative operating cash flows and a need for additional funding to finance our operating plans; the terms of any further financing, which may be highly dilutive and may include onerous terms, increases in interest rates which may make borrowing more expensive and increased inflation which may negatively affect costs, expenses and returns; geopolitical events and regulatory changes; and the effect of changing interest rates and inflation, economic downturns and recessions, declines in economic activity or global conflicts. These risk factors and others are included from time to time in documents the Company files with the Securities and Exchange Commission, including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks, including, but not limited to its Annual Report on Form 10-K for the year ended December 31, 2024, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2025. These reports and filings are available at www.sec.gov. All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, including the forward-looking statements included in this press release, which are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as otherwise provided by law.

Investor Contact:

Ron Boreta

Director and CEO

Agassi Sports Entertainment Corp.

702-400-4005